Note 3. Discontinued Operations (Notes)	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
DISCONTINUED OPERATIONS
On January 20, 2015, we disposed of 12,951,347 ordinary shares of SSL in connection with an underwritten public offering of 17,250,000 ordinary shares at a price of $15.19 per share. As a result of this transaction, we no longer hold a controlling interest in SSL. As of January 20, 2015, we own 10,608,904 of SSL's ordinary shares, which represents a 25.6% ownership interest. Our remaining interest in SSL will be accounted for as an equity method investment. The disposal of our controlling interest in SSL represents the disposal of a component and is a strategic shift that has a major effect on our operations and financial results, and thus we have reported the historical results of operations and financial position of SSL as discontinued operations in the consolidated financial statements for all periods presented. All other notes to the consolidated financial statements have been revised to reflect only continuing operations. SSL activity and balances have been removed from Note 5, 7, 8, 10, 11, 12, 13, 14, 15, 16, 17, 18 and 22. Note 19 reports earnings/(loss) per share for continuing and discontinued operations. The remaining Notes were not impacted by discontinued operations.
The following table summarizes the results from the discontinued operations of SSL included in the consolidated statements of operations:

	For the year ended December 31,
In millions	2014	2013	2012
Net sales	$837.7	$911.5	$927.4
Net sales to affiliates	2.4	9.1	6.8
Cost of goods sold	761.1	838.9	852.4
Gross profit	79.0	81.7	81.8
Operating expenses (income)	160.8	100.7	(45.7)
Operating (loss) income	(81.8)	(19.0)	127.5
Non-operating expenses (income)	6.0	(7.7)	1.2
(Loss) income from discontinued operations before tax	(87.8)	(11.3)	126.3
Income tax expense	2.6	29.0	3.6
(Loss) income from discontinued operations, net of tax	(90.4)	(40.3)	122.7
Equity in loss of equity method investments, net of tax	(0.6)	—	—
Net (loss) income from discontinued operations	(91.0)	(40.3)	122.7
Net loss (income) attributable to noncontrolling interests	0.8	(2.4)	(1.4)
Net (loss) income from discontinued operations attributable to shareholders	$(90.2)	$(42.7)	$121.3
The following table summarizes the cash flows of discontinued operations of SSL included in the consolidated statements of cash flows:

	For the year ended December 31,
	2014	2013	2012
In millions
Cash flows from discontinued operations:
Net cash (used in) provided by operating activities of discontinued operations	$(50.3)	$60.4	$46.1
Net cash used in investing activities of discontinued operations	(92.7)	(113.7)	(145.5)
Net cash provided by financing activities of discontinued operations	193.2	1.1	153.1
Effect of exchange rate changes on cash and cash equivalents	(2.8)	(10.2)	(0.8)
Cash provided by (used in) discontinued operations	$47.4	$(62.4)	$52.9

SSL continues to purchase polysilicon from us on a purchase order basis at a current price of $30 per kilogram. Net sales to SSL for the years ended December 31, 2014, 2013 and 2012 were $65.5 million, $123.9 million and $142.3 million, respectively. As of December 31, 2014 and 2013, the net payable balance due to SunEdison from SSL was $5.1 million and $74.0 million, respectively.
One of our board members serves on the board of directors of SSL. Additionally, we and SSL have entered into the following agreements upon SSL's IPO that effected the separation of SSL’s business from ours and provide a framework for our ongoing relationship with SSL:

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Separation Agreement - The separation agreement governs certain pre-offering transactions between SSL and us, as well as aspects of the relationship between SSL and us following SSL’s IPO and related transactions, which are not otherwise governed by the other agreements set forth below. The separation agreement provides further assurances and covenants between SSL and us to ensure that the separation of SSL’s business from SunEdison was the intent of SSL and that commercially reasonable efforts will be taken to do all things reasonably necessary to consummate and make effective the transactions. The separation agreement provides for mutually agreed exchange of information, confidentiality, dispute resolution methods and limitations of liability.

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Patent and Technology Cross-License Agreement - Under the patent and technology cross-license agreement, SSL agreed to license to us substantially all of its patents, patent applications, software, trade secrets, know-how and other intellectual property that have application in our solar energy business, and we licensed to SSL substantially all of our patents, patent applications, software, trade secrets, know-how and other intellectual property that have application in its semiconductor wafer business. The intellectual property licensed by us to SSL under the agreement excludes all intellectual property related to CCZ, diamond coated wire, FBR and high-pressure FBR, with such arrangements to be set forth in separate agreements as described below.

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CCZ and Diamond Coated Wire License Agreement - Under the CCZ and diamond coated wire license agreement, we licensed to SSL and certain of its subsidiaries in the United States and Italy our U.S. and foreign patents and patent applications and technology (including discoveries, conceptions, ideas, improvements, enhancements and inventions and data) relating to CCZ silicon crystal growth and diamond coated wire technology, provided that SSL’s use of such licensed intellectual property is limited to the semiconductor industry and the production of semiconductor wafers. The agreement prohibits SSL from using the licensed intellectual property for the manufacture of polysilicon, the manufacture of materials used in the solar photovoltaic industry, or for balance of system hardware or software used in solar systems. Additionally, the agreement prohibits us from licensing the applicable intellectual property to any third party for use in the production of semiconductor wafers and similar uses in the semiconductor industry.

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Technology Joint Development Agreement - The technology joint development agreement provides a framework for joint development and other collaborative activities between SSL and SunEdison. Under the agreement, the parties may agree to conduct one or more joint development programs, the specific terms and conditions of which will be set forth in a separate statement of work for each joint development program.

•	Trademark License Agreement - We granted to SSL a royalty-free license to use certain of our trademarks for a period of time following the completion of SSL's IPO.

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Transition Services Agreement - Under the transition services agreement, we and SSL agreed to mutually provide each other certain corporate, general and administrative services following the completion of SSL’s IPO for the term set forth for such service in each annex to the agreement.

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Tax Matters Agreement - The tax matters agreement governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes.

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Registration Rights Agreement - Under the registration rights agreement, SSL agreed that, upon our request, SSL will use its reasonable best efforts to effect the registration under applicable federal and state securities laws of its ordinary shares held by us following its IPO.